ADVISORSHARES ACCUVEST GLOBAL OPPORTUNITIES ETF (NYSE Arca Ticker: ACCU)

SUMMARY PROSPECTUS – November 1, 2014

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2014, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/accu. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Accuvest Global Opportunities ETF (the “Fund”) seeks long-term capital appreciation in excess of global equity benchmarks such as the MSCI ACWI Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.95%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.57%
ACQUIRED FUND FEES AND EXPENSES(a)	0.19%
TOTAL ANNUAL OPERATING EXPENSES	1.71%
FEE WAIVER/EXPENSE REIMBURSEMENT(b)	0.27%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/EXPENSE REIMBURSEMENT	1.44%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Accuvest Global Opportunities ETF	$147	$512	$903	$1,997

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 188% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”). Accuvest Global Advisors (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by investing in Underlying ETFs that provide diversified exposure to select economies around the world. The Sub-Advisor ranks countries on a monthly basis using its proprietary country ranking model in order to determine their relative attractiveness. The Sub-Advisor then endeavors to invest in Underlying ETFs, which may be both affiliated and unaffiliated with the Fund, that individually or in combination correspond generally to the price and yield performance of the specific countries (or regions) identified as most attractive by the model. The Sub-Advisor believes that attractive returns can only be achieved by actively structuring portfolios distinct from simply tracking market indices. As a result, the Fund’s portfolio will be invested only in countries with the highest rankings as identified by the Sub-Advisor’s proprietary country ranking process.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test or asset diversification requirements and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

Underlying ETF Investment Risk. Through its investments in the Underlying ETFs, the Fund is subject to the risks associated with the Underlying ETFs’ investments, including the possibility that the value of the securities held by an Underlying ETF could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the Underlying ETFs and the Underlying ETFs’ asset allocation.

Emerging Markets Risk. There is an increased risk of price volatility associated with an Underlying ETF’s investments in, or exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk. The prices of equity securities in which an Underlying ETF invests, or is exposed to, rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Risk. An Underlying ETF’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Currency Risk. Currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Certain of the Underlying ETFs may not hedge against the risk of currency exchange rate fluctuations, while other Underlying ETFs may if there is volatility in currency exchange rates.

Foreign Securities Risk. An Underlying ETF’s investments in, or exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Geographic Investment Risk. Each Underlying ETF invests a significant portion of its assets in the securities of issuers organized in one or more jurisdictions around the world, or in securities or instruments that provide exposure to such issuers. As such, each Underlying ETF is likely to be impacted by economic conditions or events affecting the particular market or markets reflected by its name. As of the date of this Prospectus, the Fund is expected to have significant exposure to the regions listed below. The Sub-Advisor anticipates, however, that the Fund’s exposure to particular regions and countries will vary greatly and may change frequently.

Asia. To the extent an Underlying ETF has significant investment exposure to Asia, the Underlying ETF will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that region. While certain Asian economies are exemplars of growth and development, others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Eastern Europe. An Underlying ETF may have significant exposure to companies located in Eastern Europe. Because of this, companies in the Underlying ETF’s portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries.

Europe. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries.

Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.

North America. The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the United States economy. The United States is also a significant trading partner of many emerging markets in which the Underlying ETFs invest. Decreasing United States imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

Large-Capitalization Risk. An Underlying ETF may focus its investments in large-capitalization companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-capitalization companies or the market as a whole.

Mid-Capitalization Risk. An Underlying ETF may focus its investments in mid-capitalization companies. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of large- or small-cap companies or the market as a whole.

Small-Capitalization Risk. An Underlying ETF may invest focus its investments in small-capitalization companies. Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks, the Underlying ETF’s performance could be adversely affected.

Tracking Error Risk. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by an Underlying ETF, changes in composition of an Underlying ETF’s benchmark, and the ability of the Underlying ETF manager or sponsor to successfully implement his or her investment strategy.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the MSCI ACWI Index, which is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2014 was -10.79%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.73%	4Q/2013
Lowest Return	-7.40%	2Q/2013
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2013

AdvisorShares Accuvest Global Opportunities ETF	1 Year	Since Inception (1/25/2012)
Return Before Taxes Based on NAV	1.33%	8.12%
Return After Taxes on Distributions [1]	1.17%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares [1]	0.90%	6.30%
MSCI ACWI Index (Reflects no deduction for fees, expenses, or taxes)	22.80%	16.74%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Accuvest Global Advisors	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
David Garff, President & Portfolio Manager	since 2005
Brad Jensen, Managing Director & Portfolio Manager	since 2008
David Allen, Senior Associate & Portfolio Manager	since 2006
Chris Heyman, Senior Associate & Portfolio Manager	since 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a basket of shares of specific ETFs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination of thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.